BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock High Yield V.I. Fund

(the “Fund”)

Supplement dated March 2, 2020 to the

Statement of Additional Information (“SAI”), dated May 1, 2019, as amended and supplemented to date

On February 19, 2020, the Board of Directors of BlackRock Variable Series Funds II, Inc. approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of March 2, 2020.

The following change is made to the SAI:

The following is added as the twelfth paragraph in the section of the SAI entitled “Management and Advisory Arrangements”:

The Manager entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”) with respect to BlackRock High Yield V.I. Fund pursuant to which the Sub-Adviser receives for the services it provides for that portion of BlackRock High Yield V.I. Fund for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to BlackRock High Yield V.I. Fund.

Shareholders should retain this Supplement for future reference.

SAI-VARII-0320SUP